UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                     May 11, 2012

Linkwell Corporation
(Exact name of registrant as specified in its charter)

Florida	000-24977	65-1053546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1104 Jiatang, Jiading District, Shanghai, China	201807
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(86) 21-5566-6258

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

In response to comments from the staff of the Securities and Exchange Commission, we are filing this amendment to our Current Report on Form 8-K/A as filed with the Securities and Exchange Commission on May 11, 2012, to provide revised disclosure in Note 1 of Exhibit 99.1.  This revised Exhibit 99.1 supersedes the previously filed exhibit in its entirety.  Other than in connection with these changes, and except as to disclosure which speaks of a specific date, all other disclosure is as of the date the filing of the original 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

99.1	Audited Financial Statements of Metamining Nevada as of and for the year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Linkwell Corporation

Date: July 25 , 2012	By: /s/ Xuelian Bian
Xuelian Bian, Chief Executive Officer